FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):  August 30, 2002 (August 29, 2002)
                                    ---------------------------------

                              Level 8 Systems, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             000-26392                  11-2920559
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
  of incorporation)                  File Number)            Identification No.)


8000 Regency Parkway, Cary, North Carolina                              27511
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (919) 380-5000
                                                  ------------------------------


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.    Other Events

           On August 29, 2002, Level 8 Systems, Inc. (the "Company") effected an exchange of all of its outstanding shares of Series A1 Convertible Redeemable Preferred Stock ("Series A1 Preferred Stock") and Series B1 Convertible Redeemable Preferred Stock ("Series B1 Preferred Stock") and related warrants for an equal number of shares of newly created Series A2 Convertible Redeemable Preferred Stock ("Series A2 Preferred Stock") and Series B2 Convertible Redeemable Preferred Stock ("Series B2 Preferred Stock") and related warrants. The principal terms of the exchange are as follows:

           Conversion and Exercise Prices. The conversion price for the Series A2 Preferred Stock and the conversion price for the Series B2 Preferred Stock remain the same as the previously issued Series A1 Preferred Stock and Series B1 Preferred Stock, at $8.333 and $12.531, respectively. The exercise price for the aggregate 753,640 warrants relating to the Series A2 Preferred Stock was reduced from $1.77 to $0.38 per share, and the exercise price for the aggregate 1,047,382 warrants relating to the Series B2 Preferred Stock was reduced from $1.77 to $0.38 per share. The adjusted exercise price was based on the closing price of the Company's Series C Convertible Redeemable Preferred Stock (the "Series C Preferred Stock") and warrants on August 14, 2002. This adjustment was made as part of the agreement under which the holders of the Company's Preferred Stock agreed to waive their price-protection anti-dilution protections to allow the Company to issue the Series C Preferred Stock and warrants without triggering the price-protection anti-dilution provisions and excessively diluting its common stock.

           Underlying Shares of Common Stock. The number of shares of common stock underlying the Series A2 Preferred Stock and related warrants and the Series B2 Preferred Stock and related warrants remain unchanged from the Series A1 Preferred Stock and related warrants and Series B1 Preferred Stock and related warrants.

           Anti-Dilution Provisions. Under the terms of the agreement, the Company is authorized to issue equity securities in a single or series of financing transactions representing aggregate gross proceeds to the Company of approximately $5.0 million without triggering the price-protection anti-dilution provisions in the Series A2 Preferred Stock and B2 Preferred Stock and related warrants. In exchange for the waiver of these price-protection anti-dilution provisions, the Company repriced the warrants as described above and has agreed to issue on a pro rata basis up to 4.6 million warrants to the holders of Series A2 Preferred Stock and Series B2 Preferred Stock at such time and from time to time as the Company closes subsequent financing transactions up to the $5.0 million issuance cap. As a result of the Company's Series C Preferred Stock financing, which closed on August 14, 2002 and represented approximately $1.6 million of the Company's $5.0 million in allowable equity issuances, the Company is obligated to issue an aggregate of 1,451,352 warrants at an exercise price of $0.38 per share to the existing Preferred Stockholders. Additionally, the Company has agreed to issue a warrant to purchase common stock to the existing Preferred Stockholders on a pro rata basis for each warrant to purchase common stock that the Company issues to a third-party lender in connection with the closing of a qualified loan transaction. The above referenced warrants will have the same exercise price as the exercise price of the warrant, or equity security, that the Company issues in connection with the Company's subsequent financing or loan transaction.

           Increase in Authorized Shares. In connection with the required issuances to the holders of the Series A2 Preferred Stock and Series B2 Preferred Stock, all new issuances of warrants are subject to the Company getting stockholder approval for an increase in the number of shares that it is authorized to issue. If the Company's stockholders do not approve an increase in the authorized shares, for any reason, the Company will be obligated to make certain significant cash payments to such holders.

           The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits

Exhibit No.                        Description

3.1 Certificate of Designation relating to the Company's Series A2 Convertible Redeemable Preferred Stock (filed herewith).

3.2 Certificate of Designation relating to the Company's Series B2 Convertible Redeemable Preferred Stock (filed herewith).

10.1 Exchange Agreement dated as of August 29, 2002 among the Company and the investors named on the signature pages thereof (filed herewith).

10.2 Form of Series A2 Warrant issued on August 29, 2002 in exchange for Series A1 Warrants originally issued October 16, 2001 (filed herewith).

10.3 Form of Series B2 Warrant issued on August 29, 2002 in exchange for Series B1 Warrants originally issued October 16, 2001 (filed herewith).

10.4 Registration Rights Agreement dated as of August 29, 2002 among the Company and the investors named on the signature pages thereof (filed herewith).

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 30, 2002              LEVEL 8 SYSTEMS, INC.



                                    By:   /s/ John P. Broderick
                                          --------------------------------------
                                          John P. Broderick
                                          Chief Financial and Operating Officer,
                                          Corporate Secretary

                                  Exhibit Index

Exhibit No.                        Description

3.1 Certificate of Designation relating to the Company's Series A2 Convertible Redeemable Preferred Stock (filed herewith).

3.2 Certificate of Designation relating to the Company's Series B2 Convertible Redeemable Preferred Stock (filed herewith).

10.1 Exchange Agreement dated as of August 29, 2002 among the Company and the investors named on the signature pages thereof (filed herewith).

10.2 Form of Series A2 Warrant issued on August 29, 2002 in exchange for Series A1 Warrants originally issued October 16, 2001 (filed herewith).

10.3 Form of Series B2 Warrant issued on August 29, 2002 in exchange for Series B1 Warrants originally issued October 16, 2001 (filed herewith).

10.4 Registration Rights Agreement dated as of August 29, 2002 among the Company and the investors named on the signature pages thereof (filed herewith).